CALVERT EMERGING MARKETS EQUITY FUND
Supplement to Summary Prospectus dated February 1, 2022 as revised April 29, 2022

CALVERT EMERGING MARKETS ADVANCEMENT FUND

CALVERT EMERGING MARKETS EQUITY FUND

CALVERT INTERNATIONAL EQUITY FUND

CALVERT INTERNATIONAL OPPORTUNITIES FUND

Supplement to Prospectus dated February 1, 2022 as revised April 29, 2022

The following changes are effective November 22, 2022:

1.	Shares of Calvert Emerging Markets Equity Fund will be available for purchase by new investors.
2.	The second paragraph under “Fund Summaries – Calvert Emerging Markets Equity Fund” is removed in its entirety:

After the close of business on May 14, 2021, the Fund will discontinue all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) qualified retirement plans; (3) accounts included in an asset allocation model provided by Calvert Research and Management; or (4) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee) and (b) that have selected the Fund as of the close of business on May 14, 2021. Sales of Fund shares may be further restricted or re-opened in the future.

3.   The following replaces “Portfolio Managers” under “Management” in “Fund Summaries - Calvert Emerging Markets Equity Fund”:

Kunjal Gala, Lead Portfolio Manager, Hermes, has managed the Fund since November 4, 2019.

Vivek Bhutoria, CFA, Co-Portfolio Manager, Hermes, has managed the Fund since January 4, 2022.

Christopher Clube, Co-Portfolio Manager, Hermes, has managed the Fund since November 22, 2022.

4.   The following replaces the second paragraph under “Management – Emerging Markets Equity Fund” in “Management and Organization”:

The portfolio managers of the Fund are Kunjal Gala (since November 4, 2019), Vivek Bhutoria (since January 4, 2022) and Christopher Clube (since November 22, 2022). Mr. Gala has been a Senior Analyst (Asia ex-Japan) for the Hermes Emerging Markets team and a portfolio manager at Hermes for more than 5 years. Mr. Bhutoria has been a Senior Analyst (Asia ex-Japan) for the Hermes Emerging Markets team since 2019. Prior to joining Hermes, he was a Senior Analyst with NN Investment Partners (formerly ING Investment Management) in the global emerging equity team from June 2017 to June 2018 and a Vice President with Deutsche Bank, covering emerging markets equities, from 2011 to 2017.  Mr. Clube has been a Senior Analyst for the Hermes Emerging Markets team since 2018.  Prior to joining Hermes, he was a Vice President at Amundi Asset Management (formerly Pioneer Asset Management) in the emerging markets equity team from 2012 to 2018.

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